                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)      June 28, 2006
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                     ML-CFC Commercial Mortgage Trust 2006-2
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                       (Exact name of the Issuing Entity)
           Commission File Number of the Issuing Entity: 333-130408-02

                Countrywide Commercial Real Estate Finance, Inc.,
     Merrill Lynch Mortgage Lending, Inc. and Key Bank National Association
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             (Exact name of the Sponsor as specified in its charter)

                     Merrill Lynch Mortgage Investors, Inc.
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           (Exact name of the Registrant as specified in its charter)
              Commission File Number of the Registrant: 333-130408

Delaware                             333-130408-02               13-3416059
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(State or Other Jurisdiction          (Commission             (IRS Employer
of Incorporation)                     File Number)          Identification No.)

4 World Financial Center, 16th Floor
250 Vesey Street, New York, New York                               10080
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code       (212) 449-1000
                                                   -----------------------------

                      4 World Financial Center, 10th Floor
                      250 Vesey Street, New York, New York
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

         On June 28, 2006, a pooling and servicing agreement, dated as of June
1, 2006 (the "Pooling and Servicing Agreement"), was entered into by and between
Merrill Lynch Mortgage Investors, Inc., as depositor (the "Registrant"),
Wachovia Bank, National Association, as master servicer no. 1, KeyCorp Real
Estate Capital Markets, Inc., as master servicer no. 2 and as special servicer and LaSalle Bank National Association, as trustee. The Pooling and Servicing
Agreement was entered into for the purpose of issuing a single series of certificates, entitled ML-CFC Commercial Mortgage Trust 2006-2 (the "ML-CFC
Commercial Mortgage Trust 2006-2"), Commercial Mortgage Pass-Through
Certificates, Series 2006-C1 (the "Certificates"). Certain classes of the
Certificates, designated as Class A-1, Class A-2, Class A-3, Class A-SB, Class
A-4, Class A-1A, Class AM and Class AJ (collectively, the "Publicly-Offered
Certificates"), were registered under the Registrant's registration statement on
Form S-3 (Registration No. 333-130408). The Publicly-Offered Certificates were sold to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"),
Countrywide Securities Corporation, KeyBanc Capital Markets, a Division of
McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley & Co.
Incorporated (collectively, the "Underwriters"), pursuant to an underwriting agreement dated as of June 16, 2006 (the "Underwriting Agreement"), between the
Registrant and the Underwriters. Certain of the mortgage loans backing the
Publicly-Offered Certificates (the "Countrywide Mortgage Loans") were acquired by the Registrant from Countrywide Commercial Real Estate Finance, Inc.
("Countrywide") as seller pursuant to a mortgage loan purchase agreement dated as of June 16, 2006 (the "Countrywide Mortgage Loan Purchase Agreement").
Certain other of the mortgage loans backing the Publicly-Offered Certificates
(the "MLML Mortgage Loans") were acquired by the Registrant from Merrill Lynch
Mortgage Lending, Inc. ("MLML") as seller pursuant to a mortgage loan purchase agreement dated as of June 16, 2006 (the "MLML Mortgage Loan Purchase
Agreement"). The remaining mortgage loans backing the Publicly-Offered
Certificates (the "KeyBank Mortgage Loans"; the Countrywide Mortgage Loans, the
MLML Mortgage Loans and the KeyBank Mortgage Loans, collectively, the "Mortgage
Loans") were acquired by the Registrant from KeyBank National Association
("KeyBank") as seller pursuant to a mortgage loan purchase agreement dated as of
June 16, 2006 (the "KeyBank Mortgage Loan Purchase Agreement"; the Countrywide
Mortgage Loan Purchase Agreement, the MLML Mortgage Loan Purchase Agreement and
the KeyBank Mortgage Loan Purchase Agreement, collectively, the "Mortgage Loan
Purchase Agreements").

         Each Mortgage Loan Purchase Agreement contains representations and warranties made by the related seller (Countrywide, MLML or KeyBank, as the case may be) to the Registrant with respect to the Mortgage Loans sold by such seller to the Registrant.

         Certain of the terms and conditions of the Pooling and Servicing
Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements
have been described in a filing previously made on June 22, 2006 on behalf of the Registrant, which filing was made pursuant to Rule 424(b)(5) of the
Securities Act of 1933, as amended, under the Registrant's Form S-3 registration statement number 333-130408-02, for the ML-CFC Commercial Mortgage Trust 2006-2,
and the description of those agreements contained in that filing is hereby incorporated herein by reference. A copy of the Pooling and Servicing Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements will be filed subsequently as exhibits to a separate Current Report on Form 8-K filed by the Registrant for the ML-CFC Commercial Mortgage Trust 2006-2.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 30, 2006

                               MERRILL LYNCH MORTGAGE INVESTORS, INC.

                               By:    /s/ David M. Rodgers
                                   -----------------------------------------
                                   Name:  David M. Rodgers
                                   Title: Executive Vice President,
                                          Chief Officer in Charge of
                                          Commercial Mortgage Securitization

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